Item 1: Report to Shareholders

Financial Services Fund	June 30, 2006

The views and opinions in this report were current as of June 30, 2006. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Fellow Shareholders

U.S. stocks extended their three-year winning streak into the first half of 2006. Robust economic growth and solid corporate earnings provided the foundation for the stock market rally, but gains were limited by rising interest rates and an unexpectedly sharp increase in inflation. Financial services stocks performed in line with the overall market for the six-month period.

Your fund’s performance continued to improve in the first half of 2006. As the table shows, the Financial Services Fund returned 4.26%, ahead of both the S&P 500 Stock Index and the Lipper Financial Services Funds Index. For the 12 months ended June 30, 2006, the fund’s 14.70% return comfortably outpaced the S&P 500 and the Lipper index. The fund’s good relative performance in the year to date was driven primarily by favorable results from capital markets stocks, particularly in the first quarter of the year.

MARKET ENVIRONMENT

The stock market’s performance in the first six months of 2006 can be neatly divided into two distinct periods. The first, which lasted from January to April, was full of goodness and light—strong economic data, above-trend corporate earnings growth, and an active slate of mergers and acquisitions. In short, the perfect recipe for a stock market rally. Sure, interest rates were rising as the Federal Reserve boosted short-term rates to their highest levels in five years, and commodity prices were repeatedly setting 20-year highs, but those concerns were swept under the rug as stocks stampeded higher.

The second period, May and June, found those concerns crawling out from under the rug and taking center stage. Government reports revealed sharply higher inflation figures in consecutive months, and the Fed responded by indicating that further interest rate increases may be necessary—at a time when the markets were expecting the Fed to stand pat. As a result, investor confidence took a nosedive, and stocks followed suit, as “risk aversion” became the new catch phrase in the market. The large-cap S&P 500 Stock Index finished the period with gains of about 3% overall.

Returns in the financial sector were comparable to those in the broader stock market. The generally positive investing environment helped capital markets and diversified financial services companies post the best returns for the six-month period. A wave of industry consolidation allowed commercial banks to perform well despite a flat yield curve—where short- and long-term rates are nearly equal, narrowing the profit margin between depositor interest rates and longer-term lending rates. Insurance stocks were the only segment of the financial sector to decline, plagued by fallout from last year’s devastating hurricanes and concerns about reserves for this year’s hurricane season.

PERFORMANCE REVIEW

A combination of good stock selection and good timing in capital markets stocks was the primary reason behind the portfolio’s outperformance of its Lipper peer group and the S&P 500. The fund held a significant position in capital markets companies in the first quarter of the year, a period when robust market activity led to healthy gains. However, we cut back substantially on our capital markets exposure in the second quarter, when market volatility weighed on the performance of these stocks.

The top four contributors to performance were trust banks, which tend to be less susceptible to the negative effects of rising interest rates than other financial stocks. State Street, the world’s largest provider of trust and custodial services, was the best contributor. The company reported better-than-expected earnings thanks to strong growth in investment management fees and trading revenue, along with positive trends in net interest margins and a better cost structure. The other three top-performing trust banks were Bank of New York, Mellon Financial, and Northern Trust. (Please refer to our portfolio of investments for a complete listing of the fund’s holdings and the amount each represents in the portfolio.)

Investment banks and brokerage houses also fared well as continued resilience in equity underwriting and corporate mergers, as well as strength in retail brokerage activity, boosted returns. Morgan Stanley was the best contributor in this segment of the portfolio as new CEO John Mack made progress in turning around several underperforming divisions. UBS benefited from strength in its private bank and wealth management segments, which are high-quality, sustainable sources of earnings. In addition, management has used capital wisely by boosting organic growth and returning cash to shareholders. Brokerage firm Merrill Lynch was also among the fund’s top 10 performance contributors.

Merger activity provided a lift to commercial banks, helping to offset the negative impact of rising interest rates and a flat yield curve. We added significantly to our holdings of commercial banks during the period to capitalize on consolidation in the industry. National City, a regional bank based in the Midwest, was among the better performers, posting a double-digit gain for the six-month period. National City’s strength is its mortgage business, but the company has found some success in efforts to improve its retail banking operations.

Insurance stocks were the weakest performers in the portfolio; five of the 10 largest detractors from performance were insurance companies. Given the severity of last year’s hurricane season, investors expected premiums to increase, boosting earnings for insurance firms. However, the rise in premiums was relatively modest, and stock prices in the industry experienced a pullback.

By a wide margin, insurance broker Marsh & McLennan was the portfolio’s biggest performance detractor in the first half of 2006. Despite improving profit margins and continued recovery from a bid-rigging scandal in 2005, the company was hurt by declining revenues and lower-than-expected earnings in both its insurance-brokerage and asset-management businesses. The other significant detractors were all property and casualty insurers hurt by disappointing premium growth, including Montpelier RE, Axis Capital, and XL Capital.

CHANGING OF THE GUARD

At the beginning of 2006, more than a third of the portfolio was invested in capital markets companies, but this percentage shrunk to less than 10% by the end of June. This was a tactical adjustment, reflecting our view that a slowing economy and increased market volatility could hurt business volumes. We eliminated many of the top performers from the portfolio, including trust banks Bank of New York and Northern Trust, investment banks Morgan Stanley and Merrill Lynch, and asset managers Franklin Resources and Nuveen Investments. We also substantially trimmed our positions in trust banks State Street and Mellon Financial, which were the largest portfolio holdings at the beginning of the year.

We shifted these assets into commercial banks, which doubled from 22% to 45% of the portfolio during the first half of 2006. We believe banks are poised to perform well amid continued industry consolidation and the approaching end of the Fed’s cycle of interest rate hikes. We initiated substantial positions in TCF Financial, Wells Fargo, SunTrust, and First Horizon, all of which were top 10 holdings as of June 30.

We also reduced our position somewhat in insurance stocks, selling Montpelier RE and Genworth Financial. We added health insurer AFLAC and life insurance provider Lincoln National to the portfolio during the six-month period.

OUTLOOK

In the second half of 2006, we anticipate a continuation of solid growth in the U.S. economy, albeit at a slower pace than in recent years. We also expect the Fed to take a “wait and see” approach with regard to short-term interest rates. This environment should prove favorable for financial companies, allowing them to deliver further increases in revenues and earnings.

Within the portfolio, we remain focused on the domestic banking industry, where we believe valuations and fundamental prospects are attractive. Although mergers and equity underwriting remain robust for investment banks, we are concerned that the recent market downturn may lead to more subdued activity in the coming months.

We have been pleased with the improving results that our bottom-up investment approach has produced for our shareholders thus far in 2006. We will remain vigilant and committed to maintaining this level of performance going forward.

Thank you for your continued support.

Respectfully submitted,

Michael W. Holton
Chairman of the fund’s Investment Advisory Committee

July 19, 2006

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING

The fund’s share price can fall because of weakness in the stock market, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

Funds that invest only in specific industries will experience greater volatility than funds investing in a broad range of industries. The banking industry can be significantly affected by legislation that has reduced the separation between commercial and investment banking businesses, changed the laws governing capitalization requirements and the savings and loan industry, and increased competition. In addition, changes in general economic conditions and interest rates can significantly affect the banking industry. Financial services companies may be hurt when interest rates rise sharply, although not all companies are affected equally. The stocks may also be vulnerable to rapidly rising inflation.

GLOSSARY

Lipper indexes: Fund benchmarks that consist of a small number of the largest mutual funds in a particular category as tracked by Lipper Inc.

S&P 500 Stock Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Portfolio Highlights

CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE

6 Months Ended 6/30/06

Best Contributors		Worst Contributors	
State Street	17¢	Marsh & McLennan	-17¢
Bank of New York**	11	Montpelier RE**	-6
Mellon Financial	10	Aareal Bank*	-5
Northern Trust**	9	Axis Capital Holdings	-5
Morgan Stanley**	9	XL Capital	-5
UBS	8	Stifel Financial	-4
Merrill Lynch**	6	Genworth Financial**	-3
JPMorgan Chase	6	Erste Bank der Oesterreich Sparkasse*	-3
Charles Schwab***	6	Citigroup	-3
Banco Bilbao Vizcaya Argenta**	6	First Horizon National*	-2
Total	88¢	Total	-53¢

12 Months Ended 6/30/06

Best Contributors		Worst Contributors	
State Street	37¢	Montpelier RE***	-14¢
Mellon Financial	31	Fifth Third Bancorp	-12
Bank of New York**	23	Aspen Insurance Holdings*	-6
Northern Trust**	22	MGIC Investment**	-5
JPMorgan Chase	20	Aareal Bank*	-5
Merrill Lynch**	19	XL Capital*	-4
Morgan Stanley**	18	Erste Bank der Oesterreich Sparkasse*	-3
UBS	18	First Horizon National*	-2
Banco Bilbao Vizcaya Argenta**	11	CapitalSource*	-1
Assurant**	11	Marsh & McLennan	-1
Total	210¢	Total	-53¢

* Position added
** Position eliminated
***Position added and eliminated

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

Financial Highlights

For a share outstanding throughout each period

	6 Months Ended 6/30/06**	Year Ended 12/31/05**	12/31/04	12/31/03	12/31/02	12/31/01
NET ASSET VALUE						
Beginning of period	$ 21.14	$ 23.50	$ 21.86	$ 16.75	$ 18.84	$ 21.38
Investment activities						
Net investment income	0.19	0.27	0.17	0.21	0.15	0.15
Net realized and unrealized gain (loss)	0.71	0.97	2.74	5.64	(2.05)	(0.86)
Total from investment activities	0.90	1.24	2.91	5.85	(1.90)	(0.71)
Distributions						
Net investment income	–	(0.32)	(0.17)	(0.23)	(0.13)	(0.15)
Net realized gain	–	(3.28)	(1.10)	(0.51)	(0.06)	(1.68)
Total distributions	–	(3.60)	(1.27)	(0.74)	(0.19)	(1.83)
NET ASSET VALUE						
End of period	**$ 22.04**	**$ 21.14**	**$ 23.50**	**$ 21.86**	**$ 16.75**	**$ 18.84**

Ratios/Supplemental Data

Total return^	4.26%	5.10%	13.42%	35.08%	(10.10)%	(3.13)%
Ratio of total expenses to average net assets	0.92%†	0.93%	0.93%	0.97%	1.00%	0.97%
Ratio of net investment income to average net assets	1.73%†	1.21%	0.77%	1.16%	0.80%	0.69%
Portfolio turnover rate	122.8%†	55.7%	35.5%	50.8%	49.7%	54.8%
Net assets, end of period (in thousands)	$ 398,928	$ 393,791	$ 411,210	$ 371,595	$ 264,542	$ 308,635

** Per share amounts calculated using average shares outstanding method.

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

† Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments †

(Cost and value in $ 000s)

	Shares	Value
COMMON STOCKS 94.1%		
CONSUMER DISCRETIONARY 4.8%		
Diversified Consumer Services 4.8%		
H&R Block	800,000	19,088
Total Consumer Discretionary		19,088
FINANCIALS 86.5%		
Capital Markets 7.3%		
Affiliated Managers Group (1)	38,000	3,302
AMVESCAP (GBP)	265,000	2,426
Goldman Sachs	8,000	1,203
Mellon Financial	400	14
Penson Worldwide (1)	8,600	148
State Street	15,000	871
Stifel Financial (1)	300,000	10,593
UBS (CHF)	97,000	10,612
		29,169
Commercial Banks 44.7%		
Aareal Bank (EUR) (1)	187,135	7,074
Anglo Irish Bank (EUR)	503,068	7,843
Boston Private Financial	147,000	4,101
Compass Bancshares	250,000	13,900
Erste Bank der Oesterreich Sparkasse (EUR)	132,721	7,462
Fifth Third Bancorp	475,000	17,551
First Horizon National	455,000	18,291
National City	435,000	15,743
SunTrust	240,000	18,302
Synovus Financial	400,000	10,712
TCF Financial	715,900	18,936
U.S. Bancorp	650,000	20,072
Wells Fargo	275,000	18,447
		178,434

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Assets and Liabilities

(In thousands except shares and per share amounts)

Assets		
Investments in securities, at value		
Non-affiliated companies (cost $354,820)	$	375,413
Affiliated companies (cost $26,340)		26,340
Total investments in securities		401,753
Receivable for investment securities sold		6,420
Dividends and interest receivable		1,031
Receivable for shares sold		406
Cash		239
Other assets		5,717
Total assets		415,566
Liabilities		
Payable for investment securities purchased		10,700
Investment management fees payable		215
Payable for shares redeemed		124
Due to affiliates		48
Other liabilities		5,551
Total liabilities		16,638
NET ASSETS	$	398,928
Net Assets Consist of:		
Undistributed net investment income	$	3,459
Undistributed net realized gain		52,996
Net unrealized gain		20,598
Paid-in capital applicable to 18,100,345 shares of $0.0001 par value capital stock outstanding; 1,000,000,000 shares authorized		321,875
NET ASSETS	$	398,928
NET ASSET VALUE PER SHARE	$	22.04

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Financial Services Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on September 30, 1996. The fund seeks long-term growth of capital and a modest level of income.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund’s share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict when and how often it will use closing prices and when it will adjust those prices to reflect fair value. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $27,000 for the six months ended June 30, 2006. Additionally, the fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

NOTE 2 - INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities, other than short-term securities, aggregated $242,301,000 and $272,912,000, respectively, for the six months ended June 30, 2006.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of June 30, 2006.

At June 30, 2006, the cost of investments for federal income tax purposes was $381,160,000. Net unrealized gain aggregated $20,598,000 at period-end, of which $29,489,000 related to appreciated investments and $8,891,000 related to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.29% for assets in excess of $160 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2006, the effective annual group fee rate was 0.31%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended June 30, 2006, expenses incurred pursuant to these service agreements were $33,000 for Price Associates, $234,000 for T. Rowe Price Services, Inc., and $27,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the six months ended June 30, 2006, the fund was charged $18,000 for shareholder servicing costs related to the college savings plans, of which $16,000 was for services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At June 30, 2006, approximately 3% of the outstanding shares of the fund were held by college savings plans.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The T. Rowe Price Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Funds pay no investment management fees. During the six months ended June 30, 2006, dividend income from the T. Rowe Price Reserve Funds totaled $199,000, and the value of shares of the T. Rowe Price Reserve Funds held at June 30, 2006, and December 31, 2005, was $26,340,000 and $1,000, respectively.

As of June 30, 2006, T. Rowe Price Group, Inc. and/or its wholly owned subsidiaries owned 179,927 shares of the fund, representing 1% of the fund’s net assets.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 8, 2006, the fund’s Board of Directors unanimously approved the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price Associates, Inc. (Manager). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of activities related to portfolio management. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total return over the one-, three-, and five-year and since-inception periods as well as the fund’s year-by-year returns and compared these returns with previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board noted that the use of soft dollars as a means of paying for third-party, non-broker research had been eliminated. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Under the Contract, the fund pays a fee to the Manager composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was above the median for certain groups of comparable funds but below the median for other groups of comparable funds. The information also indicated that the fund’s expense ratio was generally below the median for comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Financial Services Fund, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 18, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 18, 2006

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	August 18, 2006